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                                                                   Exhibit 99(g)

                                   Joint Filing Agreement
                                  ------------------------

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of a statement on Schedule 13D (including all amendments thereto) (the "Statement") with respect to the Class A Common Stock, par value $.01 per share of Envirotest Systems Corp., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an exhibit to such Statement. In evidence whereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of this 29th day of January, 1998.

                                             TSG VENTURES L.P.
                                             By: TSVGI Associates, Inc., its
                                                 general partner


                                             By: /s/Cleveland A. Christophe
                                                 ----------------------------
                                                 Name: Cleveland A. Christophe
                                                 Title: Exec. Vice President


                                             TSGVI ASSOCIATES, INC.


                                              By: /s/Cleveland A. Christophe
                                                 -----------------------------
                                                 Name: Cleveland A. Christophe
                                                 Title: Exec. Vice President


                                             TSG MANAGEMENT CO., L.L.C.


                                             By:  /s/Cleveland A. Christophe
                                                 -----------------------------
                                                 Name: Cleveland A. Christophe
                                                 Title: Manager


                                             /s/Cleveland A. Christophe
                                             ---------------------------------
                                             Cleveland A. Christophe


                                             /s/Duane E. Hill
                                             ---------------------------------
                                             Duane E. Hill